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                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2001-1




Section 7.3 Indenture               Distribution Date:                11/15/2004
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(i)   Amount of the distribution allocable to principal of the Notes
           Class A Principal Payment                                       0.00
           Class B Principal Payment                                       0.00
           Class C Principal Payment                                       0.00
                     Total

      Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
           Class A Principal Payment                                       0.00
           Class B Principal Payment                                       0.00
           Class C Principal Payment                                       0.00
                     Total

(ii)  Amount of the distribution allocable to the interest on the Notes
           Class A Note Interest Requirement                       1,235,815.00
           Class B Note Interest Requirement                         116,305.97
           Class C Note Interest Requirement                         179,180.00
                     Total                                         1,531,300.97

      Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
           Class A Note Interest Requirement                            1.73083
           Class B Note Interest Requirement                            1.95472
           Class C Note Interest Requirement                            2.34222

(iii) Aggregate Outstanding Principal Balance of the Notes
           Class A Note Principal Balance                           714,000,000
           Class B Note Principal Balance                            59,500,000
           Class C Note Principal Balance                            76,500,000

(iv)  Amount on deposit in Owner Trust Spread Account              8,500,000.00

(v)   Required Owner Trust Spread Account Amount                   8,500,000.00



                                          By:
                                                             -------------------

                                          Name:              Patricia M. Garvey
                                          Title:             Vice President


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